UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

BRE Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-14306	94-1722214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809

(Address of principal executive offices including zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 12, 2005, we executed a Terms Agreement (including the attached Underwriting Agreement) dated May 12, 2005 among us and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”), in connection with the public offering of $150,000,000 aggregate principal amount of our 4.875% Notes due 2010 under our shelf registration statement on Form S-3 (File No. 333-114076) and pursuant to the terms set forth in a prospectus supplement dated May 12, 2005 and the accompanying prospectus dated April 13, 2004 at an initial public offering price of 99.594% of the principal amount. The terms and conditions of the Notes and related matters are set forth in the Indenture dated as of June 23, 1997, as amended and supplemented by the First Supplemental Indenture dated as of April 23, 1998 (collectively, the “Indenture”) by and between the Company and J.P. Morgan Trust Company, National Association (successor to Chase Manhattan Bank Trust Company, National Association), as trustee, and the Officers’ Certificate filed as Exhibit 4.2 to this Current Report on Form 8-K. The transaction is expected to close on May 19, 2005. The net proceeds from the sale of the Notes are estimated to be approximately $148,191,000 after deducting the underwriting discounts and commissions and our estimated offering expenses of approximately $300,000. For additional information concerning the Notes, please refer to the exhibits contained in this Current Report on Form 8-K.

The Underwriting Agreement, the Indenture, the Form of Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture establishing the terms of the Notes, the Form of 4.875% Note due 2010 and the Prospectus Supplemented dated May 12, 2005 and accompanying Prospectus dated April 13, 2004 are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Current Report on Form 8-K.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements including the expected closing date of the offering and is based on our current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to closings of public offerings, general and local real estate conditions, competitive factors specific to markets in which we operate, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. We assume no liability to update this information. For more details, please refer to our SEC filings, including our most recent Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

Exhibit No.	Description
1.1	Terms Agreement (including the attached Underwriting Agreement) dated May 12, 2005 among BRE Properties, Inc. and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.0	Indenture dated as of June 23, 1997 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K).

4.1	First Supplemental Indenture dated as of April 23, 1998 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q).

4.2	Form of Officers’ Certificate.

4.3	Form of 4.875% Note due 2010.

99.1	Prospectus Supplement dated May 12, 2005 and the accompanying Prospectus dated April 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

By:	/s/ Edward F. Lange, Jr.
Edward F. Lange, Jr.
Executive Vice President,
Chief Financial Officer and Secretary

Date: May 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement (including the attached Underwriting Agreement) dated May 12, 2005 among BRE Properties, Inc. and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.0	Indenture dated as of June 23, 1997 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association (previously filed on June 23, 1997 as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K).

4.1	First Supplemental Indenture dated as of April 23, 1998 between BRE Properties, Inc. and Chase Manhattan Bank Trust Company, National Association, as successor trustee (previously filed on May 14, 1998 as Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q).

4.2	Form of Officers’ Certificate.

4.3	Form of 4.875% Note due 2010.

99.1	Prospectus Supplement dated May 12, 2005 and the accompanying Prospectus dated April 13, 2004.